SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Notes to Financial Statements
NOTE 11 - SUBSEQUENT EVENTS

Purchase of Treasury Shares

Effective October 2, 2017, the Company entered into to a stock purchase agreement dated September 30, 2017, whereby for consideration of $1,387 the Company purchased 138,689 shares of its common stock from a third party investor. The shares were transferred to the Company on October 17, 2017 and will be held in treasury.

Reverse Stock Split

On October 11, 2017, the Company authorized a one-for-ten (1:10) reverse stock split whereby the Company decreased, by a ratio of one-for-ten (1:10) the number of issued and outstanding shares of Common Stock. The reverse stock split was approved and filed in the state of Nevada, and reported on Form 8-K filed on October 11, 2017. On November 21, 2017 the reverse stock split was approved by FINRA and the financial statements have been retroactively restated to reflect the split.

November 15, 2017 Securities Purchase Agreement

On November 15, 2017, the Company entered into a Securities Purchase Agreement (the “SPA”) with certain institutional investors (the “Buyers”) with which it had no prior relationship, pursuant to which the Company has agreed to issue for a purchase price of $3,000,000, $3,350,000 in aggregate principal amount of Senior Convertible Notes (the “Notes”) to the Buyers, convertible into 670,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) and warrants to purchase an aggregate of 536,000 shares of Common Stock (the “Warrants”.)

The Notes provide that the Company will repay the principal amount of Notes in equal monthly installments beginning on January 1, 2018 and repeating on the first business day of each calendar month thereafter until the fourteenth month anniversary date of issuance (each a “Installment Date”), and, subject to the Blocker (as defined below), the Company shall pre-deliver up to 670,000 shares of Common Stock to the Buyers in connection therewith (the “Pre-Delivery Shares”). Eighty-five (85%) percent of any cash proceeds received by the Buyers from the sale of Pre-Delivery Shares shall be applied against the particular installment amount due on such Installment Date under the Note. No interest will accrue under the Notes unless and until an Event of Default (as defined) has occurred and is not cured.

The Notes are convertible at any time by the Holder into shares of Common Stock at the rate of $5.00 per share, subject to full ratchet anti-dilution adjustment (the “Conversion Price”). Upon an Event of Default (as defined), the Buyers may convert at an alternative conversion price equal to the lower of the then applicable Conversion Price or seventy-five (75%) percent of the Volume-Weighted Average Price (as defined, the “VWAP”).

The Notes are senior in right of payment to all existing and future indebtedness of the Company except Permitted Indebtedness (as defined in the Note), including $12 million of senior secured indebtedness of the Company and its subsidiaries under an existing senior loan agreement, plus defined amounts of purchase money indebtedness in connection with bona fide acquisitions.

The Notes include customary Events of Default and provide that the Buyers may require the Company to redeem (regardless of whether the Event of Default has been cured) all or a portion of the Notes at a redemption premium of one hundred twenty-five (125%) percent, multiplied by the greater of the conversion rate and the then current market price. The Buyers may also require redemption of the Notes upon a Change of Control (as defined) at a premium of one hundred twenty-five (125%) percent.

The Warrants have a five year term and are exercisable into a number of shares of Common Stock equal to approximately eighty (80%) percent of the number of shares of Common Stock the Buyers would receive if the Notes were fully converted upon the date of issuance of the Notes. The Warrants are exercisable at $7.50 per share (150% of the conversion price of the Notes) subject to full ratchet anti-dilution protection. The Warrants will be exercisable on a cashless basis if a registration statement is not effective covering the resale of the underlying Warrant Shares.

Conversion of the Notes and exercise of the Warrants are each subject to a blocker provision which prevents any holder from converting or exercising, as applicable, the Notes or the Warrants, into shares of Common Stock if its beneficial ownership of the Common Stock would exceed 4.99% (subject to adjustment not to exceed 9.99%) of the Company’s issued and outstanding Common Stock (each, a “Blocker”).

The Company is required to file, within thirty (30) days of the Closing, a registration statement covering one hundred fifty (150%) percent of the maximum number of shares, underlying the Notes and Warrants pursuant to a registration rights agreement with the Buyers (the “Registration Rights Agreement”).

As a condition to the closing of the Financing, each Buyer, severally, will be required to execute a leak-out agreement (each, a “Leak-Out Agreement”) restricting such Buyer’s sale of shares of Common Stock underlying the Notes and Warrants on any Trading Day to not more than such Buyer’s pro rata allocation of the greater of (x) sales with net proceeds of an aggregate of $20,000 or (y) twenty-five (25%) percent of the daily average trading volume of the Company’s Common Stock. If after the closing of the Financing there is no Event of Default under the Notes, the VWAP of the Company’s Common Stock for three (3) trading days is less than $0.15 per share, the Company may further restrict the Buyers from selling at less than $0.15 per share; provided that the portion of the Notes subject to redemption on each Installment Date shall thereafter double.

Roth Capital Partners, LLC (“Roth”), as the Company’s exclusive placement agent, will receive a cash commission for this transaction equal to eight (8%) percent of the total gross proceeds of the offering and the issuance of five-year warrants to purchase eight (8%) percent of the shares of Common Stock issued or issuable in this offering (excluding shares of Common Stock issuable upon exercise of any Warrants issued to investors); however, will receive eight (8%) percent of any cash proceeds received from the exercise of any Warrants sold in the offering with an expiration equal to or less than twenty-four (24) months.

Amendment of Trade Facility Agreement

On November 16, 2017, SkyPharm signed an amended agreement with Synthesis Structured Commodity Trade Finance Limited that increased the maximum aggregate facility limit from €2,000,000 to €6,000,000. All other terms of the original agreement remain the same (see Note 8).

a)	Subsequent Events through April 14, 2017

Employment Agreement

On January 1, 2017 the Company entered into an agreement whereby the employee will be granted €1,000 per month and an annual retainer of 25,000 stock options as compensation for being appointed the International Finance Manager of the Company. The options have an exercise period of four years with an exercise price of $1.00. In the event that he ceases to work for the Company for any reason, he will be entitled to a pro rata portion of the annual options. The options were valued using the Black Sholes Option Pricing Model at $195,307, which will be amortized over the year.

Advisory Board Agreement

On January 3, 2017 the Company determined to create an advisory board and appointed Mr. Orestes Varvitsiotes as its first member. Mr. Varvitsiotes is a registered broker dealer who is currently engaged with Aegis Capital Corp. In connection therewith, the Company entered into an Advisory Board Member Consulting Agreement, dated as of January 3, 2017 whereby an annual retainer of 12,000 stock options was granted as compensation for services. The options have an exercise period of five years with an exercise price of $2.00. In the event that he ceases to work for the Company for any reason, he will be entitled to a pro rata portion of the annual options. The options were valued using the Black Sholes Option Pricing Model at $94,830, which will be amortized over the year.

 Loan Facility Agreements

On January 13, 2017, Synthesis Peer-To Peer-Income Fund (the “Loan Facility”) advanced the Company an additional $155,516 in funding, the agreement between the Loan Facility and the Company was modified on March 23, 2017 to include the additional funding.

On March 16, 2017 and March 20, 2017, SkyPharm entered into loan agreements with the Synthesis Peer-To Peer-Income Fund (the “Bridge Loans”). The Bridge Loans provided to SkyPharm loans of $50,000 and $100,000, respectively. The Bridge Loans accrue interest at a rate of 10% per annum and are repayable on April 16, 2017 and April 20, 2017, respectively together with all other amounts then accrued and unpaid.

On March 23, 2017, Sky Pharm S.A. (“Sky Pharm”), a wholly owned subsidiary of Company entered into an Amended and Restated Loan Facility Agreement (the “A&R Loan Facility”), guaranteed by Grigorios Siokas, the Company’s Chief Executive Officer, with Synthesis Peer-To Peer-Income Fund (the “Lender”). The A&R Loan Facility amends and restates certain provisions of the Loan Facility Agreement, dated as of August 4, 2016, by and among the same parties. The A&R Loan Facility provides an increased facility size of $2,664,960.22, of which Sky Pharm has borrowed the entire balance. Advances under the A&R Loan Facility continue to accrue interest at a rate of 10% per annum from the applicable date of each drawdown and require quarterly interest payments. The A&R Facility now permits prepayments at any time. The amounts owed under the A&R Loan Facility shall be repayable upon the earlier of (i) seventy five days following the demand of the Lender; or (ii) August 31, 2018. The A&R Loan Facility is secured by a personal guaranty of Grigorios Siokas, which is secured by a pledge of 1,000,000 shares of common stock of the Company owned by Mr. Siokas (the “Pledged Shares”). The A&R Loan Facility was also amended to provide additional affirmative and negative covenants of Sky Pharm and the Guarantor during the term of loans remain outstanding, including, but not limited to, the consent of the Lender in connection with (i) the Company or any of its subsidiaries incurring any additional indebtedness; or (ii) in the event of any increase in the Company’s issued and outstanding shares of Common Stock, the Pledged Shares shall be increased to an amount equal to a minimum of ten percent (10%) of the issued and outstanding shares of the Company.

On April 10, 2017, Decahedron Ltd. (“Decahedron”), a wholly owned subsidiary, as of February 9, 2017, of the Company entered into a Trade Finance Facility Agreement (the “Decahedron Facility”) with Synthesis Structured Commodity Trade Finance Limited (the “Lender”). The Decahedron Facility provides the following material terms:

·	The Lender will provide Decahedron a facility of up to €2,750,000 ($2,901,800) secured against Decahedron’s receivables from the sale of branded and generic pharmaceutical sales.

·	The total facility will be calculated as 95% of the agreed upon value of Decahedron’s receivables.

·	The term of the Decahedron Facility will be for 12 months.

·	The obligations of Decahedron are guaranteed by the Company pursuant to a Cross Guarantee and Indemnity Agreement.

·	The Lender has the right to make payments directly to Decahedron’s suppliers.

·	The following fees should be paid in connection with the Decahedron Facility:

	o	2% of the maximum principal amount as an origination fee.

	o	A one percent (1%) monthly fee.

The Company is in the process of obtaining the required consent from Synthesis Peer-To Peer-Income Fund in connection with certain negative covenants of the Company and Decahedron that restrict the Company and/or its subsidiaries from incurring any additional indebtedness or encumbering their assets. There can be no assurance such consent will be obtained.

Letter of Intent with CC Pharma Gmbh

On January 18, 2017 the Company signed a Letter of Intent (LOI) with the owners of CC Pharma who intended to sell all of their shares to the Company.

According to the Letter of Intent, inter alia, the Parties agreed:

·	Parties shall negotiate a Share Purchase Agreement regarding the sale and transfer of CC Pharma shares to the Company.

·	Company shall be entitled to conduct due diligence with regard to financial, legal and tax matters and that the Parties shall cooperate in good faith to complete the due diligence process in due course.

·	The Parties will employ best efforts to achieve Closing of the Transaction by April 1, 2017.

·	Sellers grant to the Company the exclusive right to acquire their shares of CC Pharma Gmbh. This exclusive right expires on April 1, 2017. During this period the Sellers will not actively market or enter into negotiations with any other buyer.

·	Parties agreed that certain current managers of CC Pharma will remain managing directors of the Company at least until December 31, 2017. Parties will negotiate in good faith customary service agreements for the managing directors, whereby the Parties agree that the economic conditions of such new agreements shall be equal or more favorable for the managing directors compared to their current service agreements.

Memoranda of Understanding- Stock Purchase Agreement – Completion/Closing of Acquisition

On February 9, 2017 the Company and Decahedron consummated the transactions contemplated by the Decahedron SPA. Pursuant to the terms of the Decahedron SPA, the shareholders of Decahedron received an aggregate of 170,000 shares of common stock of the Company (the “Stock Consideration”), which were delivered at closing in exchange for all of the Ordinary Shares of Decahedron for the Stock Consideration. In accordance with the terms of the SPA, Mr. Lazarou remained as a director and officer of Decahedron with a salary of 10,000 GBP per month (approximately US $12,270). The Company consummated this transaction on February 10, 2017. On April 7, 2017, the Company issued the 170,000 shares to Decahedron.

Consulting Agreement

On March 1, 2017, the Company entered into a four-month consulting agreement with ArKo European Business & Services GmbH for consideration of 500 restricted shares of common stock to be issued during the period of the agreement.

Convertible Promissory Note

In a board meeting on April 10, 2017, the members of the Board of Directors authorized the Company to negotiate additional financing through a convertible note payable to Coastal Capital Partners (Black Forest Capital, LLC). The proposed terms contemplate an aggregate total proceeds received from Coastal Capital Partners will be $500,000 in three separate tranches. Interest will be 8% per annum and the conversion rate will be 70% of the average of the lowest five trading prices of shares traded within twenty trading days prior to the date of conversion. As of the date of filing, the Company has not received any funds and there has been no formal agreement between the Company and Coastal Capital Partners. No assurances can be made that the Company will consummate these transactions.

b)	Reverse Stock Split

On October 11, 2017, the Company authorized a one-for-ten (1:10) reverse stock split whereby the Company decreased, by a ratio of one-for-ten (1:10) the number of issued and outstanding shares of Common Stock. The reverse stock split was approved and filed in the state of Nevada, and reported on Form 8-K filed on October 11, 2017. On November 21, 2017 the reverse stock split was approved by FINRA and the financial statements have been retroactively restated to reflect the split.